UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 12, 2004


                               BCSB Bankcorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)

       United States                  0-24589                   52-2108333
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(State or Other Jurisdiction of     (Commission              (I.R.S. Employer
       Incorporation)               File Number)             Identification No.)



4111 E. Joppa Road, Suite 300, Baltimore, Maryland                21236
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(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (410) 256-5000
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE
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     On May 12, 2004,  BCSB  Bankcorp,  Inc. (the  "Company")  announced that it would shortly be filing an amendment to its Quarterly Report on Form 10-Q for the quarter ended December 31, 2003 to restate its consolidated statement of financial condition as of December 31, 2003 and its consolidated statements of operations for the three months ended December 31, 2003 to correct the accounting treatment for a Bank Owned Life Insurance ("BOLI") policy. Subsequent to the issuance of the Company's consolidated financial statements as of and for the three months ended December 31, 2003 and the filing of its Quarterly Report on Form 10-Q for the quarter ended December 31, 2003, the Company determined that it had incorrectly accounted for its income tax provision related to the BOLI policy. The effect of the restatement is to reduce the Company's income tax provision to $53,708 for the three months ended December 31, 2003 from $91,560 previously reported, thereby increasing net income from $188,057, or $.03 basic and diluted earnings per share, to $225,909, or $.04 basic and diluted earnings per share. Total stockholders' equity at December 31, 2003 increases to $44,309,111 from $44,271,259 previously reported.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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(a) Not applicable.


(b) Not applicable.


(c) The following exhibit is filed herewith:


    Exhibit 99.1          Press Release dated May 12, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On May 12, 2004, BCSB Bancorp,  Inc. issued a press release  announcing its unaudited financial results for the three and six months ended March 31, 2004. A copy of the press release is attached to this Report as an exhibit and is furnished herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  BCSB BANKCORP, INC.
                                  (Registrant)


Date:  May 13, 2004       By: /s/ Gary C. Loraditch
                              --------------------------------------------------
                              Gary C. Loraditch
                              President